                                                                      EXHIBIT 21

                             EDISON MISSION ENERGY
                              LIST OF SUBSIDIARIES
                              --------------------
                              As of March 28, 2001

Entity                                                                      Jurisdiction of Organization
------                                                                      ----------------------------

Adelaide Ventures Limited                                                          Cayman Islands
Aguila Energy Company                                                                California
Anacapa Energy Company                                                               California
Arrowhead Energy Company (Inactive)                                                  California
Athens Funding, L.L.C.                                                                Delaware
Balboa Energy Company                                                                California
Beheer-en Beleggingsmaatschappij Botara B.V.                                       The Netherlands
Beheer-en Beleggingsmaatschappij Jydeno B.V.                                       The Netherlands
Blue Ridge Energy Company                                                            California
Bretton Woods Energy Company                                                         California
Camino Energy Company                                                                California
Capistrano Cogeneration Company                                                      California
Caresale Services Limited                                                          United Kingdom
Centerport Energy Company                                                            California
Chesapeake Bay Energy Company                                                        California
Chester Energy Company                                                               California
Chestnut Ridge Energy Co.                                                            California
Chickahominy River Energy Corp.                                                       Virginia
Citizens Power Holdings One, LLC                                                      Delaware
Clayville Energy Company                                                             California
Collins Holdings EME, LLC                                                             Delaware
Colonial Energy Company (Inactive)                                                   California
Coronado Energy Company                                                              California
CP Power Sales Eighteen, L.L.C.                                                       Delaware
CP Power Sales Fifteen, L.L.C.                                                        Delaware
CP Power Sales Five, L.L.C.                                                           Delaware
CP Power Sales Fourteen, L.L.C.                                                       Delaware
CP Power Sales Nineteen, L.L.C.                                                       Delaware
CP Power Sales Seventeen, L.L.C.                                                      Delaware
CP Power Sales Thirteen, L.L.C.                                                       Delaware
CP Power Sales Twelve, L.L.C.                                                         Delaware
CP Power Sales Twenty, L.L.C.                                                         Delaware
Crescent Valley Energy Company                                                       California
Delaware Energy Conservers, Inc. (Inactive)                                           Delaware
Del Mar Energy Company                                                               California
Desert Sunrise Energy Company (Inactive)                                               Nevada
Devereaux Energy Company                                                             California
East Maine Energy Company (Inactive)                                                 California


                                       1
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Eastern Sierra Energy Company                                                        California
EcoElectrica Holdings, Ltd.                                                        Cayman Islands
EcoElectrica Ltd.                                                                  Cayman Islands
EcoElectrica s.a.r.l.                                                                Luxembourg
Edison Alabama Generating Company                                                    California
Edison First Power Holdings I                                                      United Kingdom
Edison First Power Limited                                                            Guernsey
Edison Mission Advantage B.V.                                                      The Netherlands
Edison Mission Ausone Pty. Ltd.                                                       Australia
Edison Mission De Laide Pty. Ltd.                                                     Australia
Edison Mission Development, Inc.                                                      Delaware
Edison Mission Energy Asia Pte Ltd.                                                   Singapore
Edison Mission Energy Asia Pacific Pte. Ltd.                                          Singapore
Edison Mission Energy Australia Limited                                               Australia
Edison Mission Energy Australia Pilbara Power Pty Ltd.                                Australia
Edison Mission Energy Fuel                                                           California
Edison Mission Energy Fuel Company Pte Ltd.                                           Singapore
Edison Mission Energy Fuel Resources, Inc.                                           California
Edison Mission Energy Fuel Services, LLC                                              Delaware
Edison Mission Energy Fuel Transportation, Inc.                                       Delaware
Edison Mission Energy Funding Corp.                                                   Delaware
Edison Mission Energy Holdings Pty. Ltd.                                              Australia
Edison Mission Energy Interface Ltd.                                              British Columbia
Edison Mission Energy International B.V.                                           The Netherlands
Edison Mission Energy Limited                                                      United Kingdom
Edison Mission Energy Oil & Gas                                                      California
Edison Mission Energy Petroleum                                                      California
Edison Mission Energy Services B.V.                                                The Netherlands
Edison Mission Energy Services, Inc.                                                 California
Edison Mission Energy Taupo Limited                                                  New Zealand
Edison Mission Finance Co.                                                           California
Edison Mission Holdings Co.                                                          California
Edison Mission Marketing and Services Limited                                      United Kingdom
Edison Mission Marketing & Trading, Inc.                                             California
Edison Mission Fuel Resources, Inc.                                                  California
Edison Mission Fuel Transportation, Inc.                                             California
Edison Mission Midwest Holdings Co.                                                   Delaware
Edison Mission Millennium B.V.                                                     The Netherlands
Edison Mission Operation & Maintenance, Inc.                                         California
Edison Mission Operation & Maintenance Limited                                     United Kingdom
Edison Mission Operation & Maintenance Loy Yang Pty Ltd.                              Australia
Edison Mission Operation & Maintenance Kwinana Pty Ltd.                               Australia
Edison Mission Operation & Maintenance Services B.V.                               The Netherlands


                                       2

Edison Mission Operation  & Maintenance Services Pte Ltd                              Singapore
Edison Mission Operation & Maintenance (Thailand) Company Ltd.                        Thailand
Edison Mission Overseas Co.                                                           Delaware
Edison Mission Overseas Ltd.                                                       United Kingdom
Edison Mission Project Co.                                                            Delaware
Edison Mission Retail Pty Ltd.                                                        Australia
Edison Mission Services Limited                                                    United Kingdom
Edison Mission Utilities Pty Ltd.                                                     Australia
Edison Mission Vendesi Pty Ltd.                                                       Australia
Edison Mission Wind Power Italy B.V.                                               The Netherlands
El Dorado Energy Company                                                             California
EME Adelaide Energy Ltd.                                                           United Kingdom
EME Ascot Limited                                                                  United Kingdom
EME Atlantic Holdings Limited                                                      United Kingdom
EME Buckingham Limited                                                             United Kingdom
EME Caliraya B.V.                                                                  The Netherlands
EME CP Holdings Co.                                                                   Delaware
EME del Caribe                                                                     Cayman Islands
EME del Caribe Holdings GmbH                                                           Austria
EME Desarrello Espana S.L.                                                              Spain
EME Eastern Holdings Co.                                                              Delaware
EME Finance UK Limited                                                             United Kingdom
EME Generation Holdings Limited                                                    United Kingdom
EME International Dragon Limited                                                   United Kingdom
EME Investments, LLC                                                                  Delaware
EME Kalayaan B.V.                                                                  The Netherlands
EME Monet Limited                                                                  United Kingdom
EME Pacific Holdings                                                                 New Zealand
EME Philippines O&M Corporation                                                    The Philippines
EME Precision B.V.                                                                 The Netherlands
EME Royale                                                                           New Zealand
EME Southwest Power Corporation                                                       Delaware
EME Tri Gen B.V.                                                                   The Netherlands
EME UK International LLC                                                              Delaware
EME Universal Holdings                                                               New Zealand
EME Tri Gen B.V.                                                                   The Netherlands
EME Victoria B.V.                                                                  The Netherlands
EME Victoria Generation Ltd.                                                       United Kingdom
EMP, Inc. (Inactive)                                                                   Oregon
Energy Generation Finance PLC                                                      United Kingdom
Enerloy Pty Ltd                                                                       Australia
First Hydro Company                                                                United Kingdom


                                       3

First Hydro Finance plc                                                            United Kingdom
First Hydro Holdings Company                                                       United Kingdom
Four Counties Gas Company (Inactive)                                                 California
Gippsland Power Pty Ltd                                                               Australia
Global Generation B.V.                                                             The Netherlands
Global Power Investors, Inc.                                                         California
Hanover Energy Company                                                               California
Holtsville Energy Company                                                            California
Homer City Property Holdings, Inc.                                                   California
Hydro Energy B.V.                                                                  The Netherlands
Iberica de Energias, S.A.                                                               Spain
Iberian Hy-Power Amsterdam B.V.                                                    The Netherlands
Indian Bay Energy Company                                                            California
Jefferson Energy Company (Inactive)                                                  California
Kings Canyon Energy Company (Inactive)                                               California
Kingspark Energy Company                                                             California
Laguna Energy Company (Inactive)                                                     California
La Jolla Energy Company (Inactive)                                                   California
Lakeland Power Ltd.                                                                United Kingdom
Lakeland Power Development Company                                                 United Kingdom
Lakeview Energy Company                                                              California
Latrobe Power Pty. Ltd.                                                               Australia
Lehigh River Energy Company (Inactive)                                               California
Longview Cogeneration Company                                                        California
Loy Yang Holdings Pty Ltd                                                             Australia
Loyvic Pty. Ltd.                                                                      Australia
Madera Energy Company                                                                California
Madison Energy Company                                                               California
Majestic Energy Limited                                                            United Kingdom
Maplekey Holdings Ltd.                                                             United Kingdom
Maplekey UK Finance Limited                                                        United Kingdom
Maplekey UK Limited                                                                United Kingdom
MEC Esenyurt B.V.                                                                  The Netherlands
MEC IES B.V.                                                                       The Netherlands
MEC India B.V.                                                                     The Netherlands
MEC Indo Coal B.V.                                                                 The Netherlands
MEC Indonesia B.V.                                                                 The Netherlands
MEC International B.V.                                                             The Netherlands
MEC International Holdings B.V.                                                    The Netherlands
MEC Laguna B.V.                                                                    The Netherlands
MEC Perth B.V.                                                                     The Netherlands
MEC Priolo B.V.                                                                    The Netherlands
MEC San Pascual B.V.                                                               The Netherlands


                                       4
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MEC Sidi Krir B.V.                                                                 The Netherlands
MEC Sumatra B.V.                                                                   The Netherlands
MEC Wales B.V.                                                                     The Netherlands
Midwest Generation, LLC                                                               Delaware
Midwest Generation EME, LLC                                                           Delaware
Midwest Peaker Holdings, Inc.                                                         Delaware
Mission Del Cielo Inc.                                                                Delaware
Mission Del Sol, LLC                                                                  Delaware
Mission/Eagle Energy Company (Inactive)                                              California
Mission Energy Company (UK) Limited                                                United Kingdom
Mission Energy Construction Services, Inc.                                           California
Mission Energy Development Australia Pty Ltd                                          Australia
Mission Energy Generation, Inc. (Inactive)                                           California
Mission Energy Holdings, Inc.                                                        California
Mission Energy Holdings International, Inc.                                          California
Mission Energy Holdings Superannuation Fund Pty Ltd                                   Australia
Mission Energy Indonesia (Inactive)                                                  California
Mission Energy Italia s.r.l.                                                            Italy
Mission Energy (Kwinana) Pty. Ltd.                                                    Australia
Mission Energy Mexico (Inactive)                                                     California
Mission Energy New York, Inc.                                                        California
Mission Energy Ventures Australia Pty Ltd                                             Australia
Mission Energy Wales Company                                                         California
Mission Energy Westside, Inc.                                                        California
Mission Hydro (UK) Limited                                                         United Kingdom
Mission Operations de Mexico, S.A. de C.V.                                             Mexico
Mission NZ Operations B.V.                                                         The Netherlands
Mission Triple Cycle Systems Company                                                 California
North Jackson Energy Company (Inactive)                                              California
Northern Sierra Energy Company                                                       California
Ortega Energy Company                                                                California
Panther Timber Company                                                               California
Paradise Energy Company (Inactive)                                                   California
Pleasant Valley Energy Company                                                       California
Pocono Fuels Company                                                                 California
Pride Hold Limited                                                                 United Kingdom
Prince George Energy Company                                                         California
P.T. Edison Mission Operation & Maintenance                                           Indonesia
Quartz Peak Energy Company                                                           California
Rapid Energy Limited                                                               United Kingdom
Rapidan Energy Company                                                               California
Redbill Contracts Limited                                                          United Kingdom
Reeves Bay Energy Company                                                            California


                                       5

Ridgecrest Energy Company                                                            California
Rio Escondido Energy Company  (Inactive)                                             California
Riverport Energy Company                                                             California
Saltos del Porma S.A.                                                                   Spain
San Gabriel Energy Company (Inactive)                                                California
San Joaquin Energy Company                                                           California
San Juan Energy Company                                                              California
San Pedro Energy Company                                                             California
Santa Ana Energy Company                                                             California
Santa Clara Energy Company                                                           California
Silver Springs Energy Company                                                        California
Silverado Energy Company                                                             California
Sonoma Geothermal Company                                                            California
South Australian Holdings Limited                                                  United Kingdom
South Coast Energy Company                                                           California
Southern Sierra Energy Company                                                       California
Southern Sierra Gas Company                                                          California
Southwest Generation B.V.                                                          The Netherlands
Thorofare Energy Company (Inactive)                                                  California
Traralgon Power Pty. Ltd.                                                             Australia
Valley Power Pty. Ltd.                                                                Australia
Viejo Energy Company                                                                 California
Vista Energy Company Inactive                                                        New Jersey
Western Sierra Energy Company                                                        California


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